UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 20, 2019
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CLOUDERA, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38069 (Commission File Number)	26-2922329 (I.R.S. Employer Identification Number)
395 Page Mill Road Palo Alto, CA 94306
(Address of principal executive offices and zip code)
(650) 362-0488
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.00005 per share	CLDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 20, 2019, Cloudera, Inc. (the “Company”) held its annual meeting of stockholders at 525 Market Street, 31st Floor, San Francisco, California 94105 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 10, 2019 (the “Proxy Statement”). There were 216,421,573 shares of the Company’s Common Stock (the “Common Stock”) present at the Annual Meeting in person or by proxy, which represented 78.93% of the voting power of the shares of Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on May 3, 2019.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.
To elect three Class II directors, each to serve on the Company’s board of directors (the “Board”) until the annual meeting of stockholders to be held in 2022 and until his or her successor is elected and qualified, or until his or her earlier death, resignation, disqualification or removal.

2.	To ratify the appointment of the Company’s independent registered public accounting firm, Ernst & Young LLP, for the year ending January 31, 2020.

3.	To hold a non-binding advisory vote on the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement.

4.	To hold a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Martin Cole	121,584,334	33,758,096	61,079,143
Peter Fenton	139,867,327	15,475,103	61,079,143
Rosemary Schooler	117,136,691	38,205,739	61,079,143

Each of the three nominees for director was elected to serve until the 2022 annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, disqualification or removal.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
215,073,289	730,955	617,329

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2020.

3.	Non-Binding Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
117,829,038	28,502,219	9,011,173	61,079,143

The stockholders approved, on a non-binding advisory basis, the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement.

4.	Non-Binding Advisory Vote on Frequency of Future Non-Binding Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstentions
100,785,655	202,016	45,397,072	8,957,687

The stockholders approved, on a non-binding advisory basis, to hold future non-binding advisory votes on executive compensation every one year.

In the Proxy Statement provided to stockholders, the Board recommended that stockholders vote, on a non-binding advisory basis, to hold future non-binding advisory votes on the compensation of the Company’s named executive officers (the “say-on-pay votes”) every three years.

At the Annual Meeting, the greatest number of shares cast on the matter voted in favor of an annual frequency of future say-on-pay votes. After consideration of the voting results and other factors, on June 20, 2019, the Board approved an annual frequency for future say-on-pay votes. As a result, the Company plans to conduct a say-on-pay vote each year through 2025, when the next stockholder vote on the frequency of say-on-pay votes is required under the Securities Exchange Act of 1934, as amended, or until the Board otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2019	CLOUDERA, INC

	By:	/s/ David Middler
	Name:	David Middler
	Title:	Chief Legal Officer